REGISTRATION RIGHTS AGREEMENT


         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into this 31st day of May, 2006, by and between GAMCO Investors, Inc., a StateplaceNew York corporation ("GBL"), and Frederick J. Mancheski and David M. Perlmutter (individually, a "Seller" and collectively, the "Sellers").


                                    RECITALS


         Mario J. Gabelli ("Gabelli"), GGCP, Inc. ("GGCP") and Sellers are parties to that certain Settlement and Stock Purchase Agreement dated May 31, 2006 (the "Purchase Agreement") pursuant to which Gabelli is acquiring Sellers' ownership interest in GGCP for consideration that includes an aggregate of 2,141,149 shares (the "Class B Shares") of GBL's Class B Common Stock, $.001 par value.

         GBL and Mancheski, and GBL and Perlmutter, are parties to those certain Exchange and Standstill Agreements, dated May 31, 2006 (the "Exchange and Standstill Agreements"), pursuant to which the Class B Shares are to be exchanged for an aggregate of 2,141,149 shares (the "Class A Shares") of GBL's Class A Common Stock, $.001 par value (the "Class A Common Stock").

         GBL, Mancheski, Perlmutter, Gabelli and GGCP are parties to that certain Stipulation and Order of Settlement, dated May 31, 2006 (the "Stipulation of Settlement").

         NOW, THEREFORE, in consideration of the premises and the covenants, agreements, representations and warranties set forth herein, and for other good and valuable consideration, the parties agree as follows:

          1.   Definitions. As used in this Agreement:

               (a)  "Advice" shall mean advice contained in a writing.

               (b)  "Board" shall mean the Board of Directors of GBL.

               (c) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

               (d) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

               (e) The term "Prospectus" means a prospectus forming a part of the Registration Statement.

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               (f)  The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement by the Commission.

               (g) "Registrable Securities" shall mean the Class A Shares received by the Sellers in the exchange referred to in the recitals, as well as any securities issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such Class A Shares.

               (h) "Rule 144" shall mean Rule 144 promulgated under the Securities Act or any similar rule enacted hereafter, as the same shall be in effect from time to time.

               (i) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute enacted hereafter, and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

               (j) "Transferee" shall have the meaning provided in Section 19 hereof.

          2. Registration on Form S-3. GBL, at its sole cost and expense, shall prepare and file with the Commission, within 30 days after the date hereof, a registration statement on Form S-3 pursuant to Rule 415 under the Securities Act, or, in the event that Form S-3 is unavailable to GBL, a registration statement on such other form (in either event, the "Registration Statement"), covering the resale of the Registrable Securities owned by each Seller and/or by each Transferee (as hereinafter defined) of a Seller, and shall use its best efforts: (i) to cause the Registration Statement to become effective as promptly thereafter as possible; and (ii) to maintain the effectiveness of the Registration Statement until the earlier of (i) three years after the effective date of the Registration Statement (plus any extensions of such effectiveness required by Section 5 hereof), or (ii) until each Seller (which term shall not include Transferees) has sold any remaining Registrable Securities (the "Registration Period"),

          3. Registration Procedures. In connection with the registration of any Registrable Securities, GBL shall, as expeditiously as possible:

               (a) Prepare and file with the Commission such pre-effective and post-effective amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement, and/or file such reports under the Exchange Act, as may be necessary to cause the Registration Statement to become effective, to keep the Registration Statement continuously effective during the Registration Period and not misleading, and as may otherwise be required or applicable under, and to comply with the provisions of, the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the Registration Period.

               (b) Furnish to the Sellers such number of copies of the Prospectus, and each amendment or supplement thereto, in conformity with the requirements of the Securities Act, and such other documents as the Sellers may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.


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

               (c) Promptly notify the Sellers: (i) when a Prospectus or any Prospectus supplement or post-effective amendment is proposed to be filed and, with respect to any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or a Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by GBL of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (v) of the occurrence of any event or circumstance that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, Prospectus or documents so that, in the case of the Registration Statement and any amendment or supplement thereto, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (d) Make every reasonable effort to avoid the issuance of, or, if issued, obtain the withdrawal of, any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

               (e) If requested by the Sellers with respect to not less than 50% of the Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as such holders reasonably request be included therein regarding such holders or the plan of distribution of the Registrable Securities and (ii) make all required filings of the Prospectus supplement or such post-effective amendment as soon as practicable after GBL has received notification of such matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that GBL shall not be required to take any action pursuant to this Section 3(e) that would, in the opinion of counsel to GBL, violate applicable law.

               (f) Upon the occurrence of any event contemplated by Section 3(c), as promptly as practicable, prepare and deliver to the Sellers any required supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document, including such reports as may be required to be filed under the Exchange Act, so that, as thereafter delivered, the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (g) Use its best efforts to cause all Registrable Securities the resale of which is registered under cover of the Registration Statement to be listed on the New York Stock Exchange or such other securities exchange or automated quotation system, if any, as is then the principal securities exchange or automated quotation system on which the GBL Class A Common Stock is then listed.

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

               (h) Use its best efforts to cause all Registrable Securities registered by the Registration Statement to be registered or qualified under the securities or "blue sky" laws of Nevada, Connecticut, New York and such other states as the Sellers shall reasonably request; provided, however, that GBL shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or to subject itself to any material tax in any such jurisdiction where it is not then so subject.

               (i) Cooperate with the Sellers to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to the Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Sellers may reasonably request a reasonable period of time prior to sales of the Registrable Securities pursuant to the Registration Statement.

               (j) Deliver to the Sellers, promptly upon the issuance thereof by the Commission, written evidence of the registration of the Registrable Securities.

          4. Obligation to Furnish Information. It shall be a condition precedent to the obligations of GBL to take any action pursuant to this Agreement with respect to the Registrable Shares of a Seller that such Seller or any transferee of such Seller shall have furnished to GBL such information regarding it, the Registrable Securities held by it, and the intended method of disposition of such Registrable Securities as GBL shall reasonably request and as shall be required in connection with the action to be taken by GBL, and shall advise GBL promptly in the event of any material change in the information previously provided.

          5.   Delay or Suspension of Registration Statement.

               (a) If there is material non-public information regarding GBL that the Board reasonably determines not to be in GBL's best interest to disclose and that GBL is not otherwise required to disclose, GBL may (x) postpone or suspend filing of the Registration Statement for a period not to exceed 90 consecutive days or (y) postpone or suspend effectiveness of a Registration Statement for a period not to exceed 90 consecutive days; provided that GBL may not postpone or suspend effectiveness of a registration statement under this Section 5(a) for more than 120 days in the aggregate during any consecutive 12-month period; and provided, further, that no such postponement or suspension shall be permitted for consecutive 90 day periods arising out of the same set of facts, circumstances or transactions except that, notwithstanding the foregoing, GBL may suspend the Registration Statement for longer periods as to a Seller if such Seller is eligible to sell his Shares under Rule 144 in the full amounts permitted by the Exchange and Standstill Agreement between such Seller and GBL.

               (b) Upon receipt of any notice from GBL to the Sellers of the happening of any event of the kind described in Section 5(a), each Seller shall forthwith discontinue disposition of Registrable Securities under the Registration Statement until such Seller's receipt of copies of a supplemented or amended Prospectus contemplated by Section 3(f), or until it has received an Advice from GBL that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by GBL, each Seller shall deliver to GBL (at the expense of GBL) all copies, other than permanent file copies then in each Seller's possession, of the Prospectus current at the time of receipt of such notice. In the event GBL shall give any such notice, the Registration Period shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 3(c) or 5(a) to and including the date when the Sellers shall have received the copy of the supplemented or amended prospectus contemplated by Section 3(f) or the Advice; provided, that in no event shall the Registration Period be extended beyond the time when it would otherwise terminate pursuant to Section 2 hereof.


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

          6. Expenses of Registration. All expenses incurred in connection with the registration pursuant to Section 2 (excluding any underwriters' discounts and commissions and fees and disbursements of counsel for the Sellers), including, without limitation all registration and qualification fees, and fees and disbursements of counsel for GBL, shall be borne by GBL.

          7.   Indemnification.

               (a) To the full extent permitted by law, GBL shall, and hereby does indemnify and hold harmless each Seller, each director, officer, partner, agent for each Seller (including the Sellers' Agent), any underwriter (as defined in the Securities Act), and each person, if any, who controls each Seller, or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act, the Exchange Act, and applicable state law insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in the Registration Statement, including any preliminary Prospectus or final Prospectus or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein in light of the circumstance under which it was made or necessary to make the statements therein not misleading, or arise out of any violation by GBL of any rule or regulation promulgated under the Securities Act applicable to GBL and relating to action or inaction required of GBL in connection with any such registration; and shall reimburse each such person for any legal or other expenses reasonably incurred by him in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnity agreement contained in this
Section 7 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of GBL (which consent shall not be unreasonably withheld) nor shall GBL be liable to a Seller, underwriter or controlling person for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or an alleged untrue statement or omission or alleged omission made in connection with the Registration Statement, preliminary Prospectus, final Prospectus, or amendments or supplements thereto, in reliance upon and in conformity with information furnished by such Seller in writing for use in connection with such registration by or on behalf of such Seller, underwriter or controlling person.

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

               (b) To the full extent permitted by law, each Seller shall indemnify and hold harmless GBL, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls GBL within the meaning of the Securities Act, and any underwriter for GBL (within the meaning of the Securities Act), against any losses, claims, damages or liabilities, joint or several, to which GBL or any such director, officer, controlling person or underwriter may become subject, under the Securities Act and applicable state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including any preliminary Prospectus or final Prospectus or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, preliminary or final Prospectus, or amendments or supplements thereto, in reliance upon and in conformity with information furnished in writing by such Seller for use in connection with such registration. The indemnity agreement contained in this
Section 7 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of such Seller (which consent shall not be unreasonably withheld).

               (c) In no event shall the liability of any Seller under Section 7(b) be greater than the lesser of (a) its pro rata portion of any liability based on the total liability of all Sellers similarly situated, or (b) the dollar amount of the net proceeds received by such Seller upon the sale of the Registrable Securities giving rise to such indemnification obligation.

               (d)  Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action or actual knowledge of a claim that would, if asserted, give rise to a claim for indemnity hereunder, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof or knowledge thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with qualified counsel. The failure to notify an indemnifying party promptly of the commencement of any such action or of the knowledge of any such claim, if materially prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7, but the omission so to notify the indemnifying party shall not relieve him of any liability that he may have to any indemnified party otherwise than under this Section.

               (e) If the indemnification provided for in this Section 7 is for any reason, other than pursuant to the terms thereof, held to be unavailable to an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of GBL and each Seller in connection with the statements or omission that resulted in such losses, claims, damages, liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by GBL or a Seller and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. GBL and each Seller agree that it would not be just and equitable if contribution pursuant to this Section 7(e) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 7(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, but shall be subject, in the case of a Seller, to the limitation of
Section 7(c) above. No person guilty of fraudulent misrepresentation within the meaning of Section 11(d) of the Securities Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No party shall be liable for contribution with respect to any loss, claim, damage, liability, or action if such settlement is effected without the prior written consent of such party, which consent shall not be reasonably withheld.


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

          8.   Termination.  This  Agreement  shall  terminate  upon either
(i) the expiration of the Registration Period, provided that the rights and obligations of the parties pursuant to Section 7 shall survive such termination or (ii) the termination of the Purchase Agreement, in which event this Agreement shall immediately become void as set forth in Section 7.2 of the Purchase Agreement.

          9. Rule 144. During the Registration Period, GBL shall use its best efforts to file the reports required to be filed by it under the Exchange Act in a timely manner and, if at any time GBL is not required to file such reports, it shall, upon the request of any Seller, use its best efforts to make publicly available other information so long as is necessary to permit sales pursuant to Rule 144. GBL shall take such further action as any Seller may reasonably request, all to the extent required from time to time to enable such Seller to sell Registrable Securities without registration under the Securities Act pursuant to the exemption provided by Rule 144 under the Securities Act. Upon the request of any Seller, GBL shall deliver to the Sellers' Agent a written statement as to whether it has complied with such information requirements.

          10. Remedies. In case any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by GBL or the Sellers, the Sellers or GBL (as the case may be) may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance or injunctive relief with respect to any such covenant or agreement contained in this Agreement.

          11. Notices. All notices, requests, demands or other communications provided for or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally (which personal delivery shall include delivery by responsible overnight courier), or five days after being sent by registered or certified mail, return receipt requested, postage prepaid:

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

                  If to GBL to:

                           GAMCO Investors, Inc.
                           One Corporate Center
                           Rye, New York 10580
                           Attention:  James E. McKee

                  with a copy to:

                           Skadden Arps Slate Meagher & Flom LLP
                           4 Times Square
                           New York, New York 10036
                           Attention:  Richard T. Prins

                  If to the Sellers to:

                           Frederick J. Mancheski
                           1060 Vegas Valley Drive
                           Las Vegas, Nevada 89109

                  and

                           David M. Perlmutter
                           470 Bellwood Avenue
                           Sleepy Hollow, New York 10951

                  with copies to:

                           Collier Halpern, Newberg, Nolletti & Bock, LLP One North Lexington Avenue
                           White Plains, NY 10601
                           Attention:  Philip M. Halpern

                           Morvillo, Abramowitz, Grand, Iason & Silberberg, P.C. 565 Fifth Avenue
                           New York, New York 10017
                           Attention:  Barbara Moses

By giving to the other parties at least five days' written notice thereof, any party hereto shall have the right from time to time and at any time during the term of this Agreement to change his respective address and each party shall have the right to specify as his address any other address within the United States of America.

          12. Grant of Other Registration Rights. From time to time, GBL may grant registration rights to any other holder or prospective holder of any of the capital stock of GBL.


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

          13. Binding Agreement. This Agreement and each provision herein shall be binding upon and applicable to, and shall inure to the benefit of, GBL, the Sellers, their heirs, permitted assigns and legal representatives.

          14. Consents and Waivers. No consent or waiver, express or implied, by any party hereto of the breach, default or violation by any other party hereto of his obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach, default or violation of the same or any other obligations of such party hereunder. Failure on the part of any party hereto to complain of any act of any of the other parties or to declare any of the other parties hereto in default, irrespective or how long such failure continues, shall not constitute a waiver by such party of his rights hereunder.

          15.  Applicable Law and Consent to Jurisdiction.

               (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof

               (b) The parties hereto hereby irrevocably submit to the exclusive jurisdiction of Supreme Court of the State of New York, or the United States District Court, Southern District of New York (but only to the extent that jurisdiction is exclusively federal), in each case sitting in Westchester County, New York, over any action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby and each of the parties hereto hereby irrevocably agrees that all claims in respect to such action or proceeding shall be heard and determined in such New York state or federal court. Each of the parties hereto agrees that if any such action is filed in or transferred to the Supreme Court of the State of New York, Westchester County, they will request referral of the action to Justice Linda A. Jamieson. Each of the parties hereto hereby irrevocably waives, to the fullest extent legally possible, the defense of an inconvenient forum to the maintenance of such action or proceeding.

          16. Prior Agreements; Amendments. This Agreement supersedes any prior or contemporaneous understanding or agreement among the parties hereto respecting the subject matter hereof. There are no arrangements, understandings or agreements, oral or written, among such parties relating to the subject matter of this Agreement, except those fully expressed herein and in the Exchange and Standstill Agreements and the Stipulation of Settlement. No change or modification of this Agreement shall be valid or binding upon the parties hereto unless such change or modification or waiver shall be in writing and signed by the parties hereto, and such change or modification shall be binding on all holders of Registrable Securities.

          17. Headings. The headings and captions in this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

          18. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

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

          19. Transfer of Rights and Obligations. This Agreement and the rights and obligations of any Seller under this Agreement may be transferred by any Seller to a spouse, ancestor or lineal descendant, to a trust for the benefit of any of the foregoing, or to any legal entity, all of the outstanding voting or equity interests with respect to which are owned or controlled by such Seller and/or such family members or family trusts (any such permitted transferee being referred to herein as a "Transferee"). As a condition precedent to any such transfer, any such Transferee must provide written notice of such assignment to GBL, which notice shall at a minimum include the name and address of such Transferee, the Registrable Securities with respect to which such transfer is to occur and the number, if any, of other shares of Class A Common Stock held by such Transferee and agree in writing to be bound by the terms of this Agreement.

          20. Third Party Beneficiaries. GBL hereby acknowledges that the Transferees are express third party beneficiaries of the obligations of GBL hereunder.

          21. Gender. As used in this Agreement, the neuter gender shall include the masculine and feminine genders and the masculine gender shall include the feminine and neuter genders, the singular shall include the plural and the word "person" shall include a corporation, firm, company, trust and other form of association or entity.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered on the date first above written.

                                     GAMCO INVESTORS, INC.


                                     By:
                                          --------------------------------------
                                           Name:
                                           Title:


                                     -------------------------------------------
                                      FREDERICK J. MANCHESKI



                                     -------------------------------------------
                                      DAVID M. PERLMUTTER



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